Exhibit 99.1

SAFETY ANNOUNCES BOARD REFRESHMENT AND CORPORATE GOVERNANCE

ENHANCEMENT PLAN

Boston, Massachusetts, January 12, 2022. Safety Insurance Group, Inc. (NASDAQ: SAFT) (“Safety” or “Company”) announced today its latest measures as part of its ongoing board refreshment and corporate governance enhancement plan being implemented by Safety’s Board of Directors:

●	Increasing the size of the board from six to seven members,
●	Continuation of our board refreshment and corporate governance enhancement plan with an ongoing search for highly qualified director nominees,
●	Appointment of a lead independent director,
●	Appointment of a new chair to the Nominating and Governance Committee, and
●	Adoption of three-year term limits for the chairperson role of the key board committees.

Mary C. Moran, incoming chair of the Nominating and Governance Committee commented “These corporate governance enhancements are part of our comprehensive ongoing process being conducted by the Board, in conjunction with the Nominating and Governance Committee. These actions are based on an ongoing review of corporate governance best practices and shareholder input. While we are making this announcement today, we will continue to assess additional changes and adopt other best practices as we did when we adopted the majority vote standard in uncontested director elections in 2019. In addition to these governance changes, the Board remains actively focused on Board refreshment, as evidenced by the appointment of two diverse members over the past few years, while continuing our search for new, highly qualified complementary director nominees.”

INCREASE IN THE SIZE OF THE BOARD AND REFRESHMENT PLAN

As part of a thorough review of board refreshment best practices and policies that began over three years ago, the Board unanimously approved the increase in the number of board seats from six to seven. Starting in August 2021, the Board has been evaluating highly qualified independent nominees and expects to be able to make an announcement with an update on board refreshment prior to the 2022 annual meeting. The Board will present its recommended slate of director nominees in the proxy materials that will be filed with the Securities and Exchange Commission and distributed to stockholders.

LEAD INDEPENDENT DIRECTOR

The Board has appointed Thalia Meehan to the newly created role of Lead Independent Director. In this role, Ms. Meehan will have the following responsibilities:

●	presiding at all meetings of the Board at which the chair is not present, including executive sessions of the independent directors;
●	serving as liaison between the chair and the independent directors;
●	approving information sent to the Board;
●	approving meeting agendas for the Board;
●	approving meeting schedules to assure that there is sufficient time for discussion of all agenda items;
●	having the authority to call meetings of the independent directors; and
●	if requested by major shareholders, being available for consultation and direct communication.

The adoption of the lead independent director position is a corporate governance best practice and partially based on input from shareholders and proxy advisory firms.

CHANGE IN KEY COMMITTEE CHAIRS

The Board has adopted three-year term limits for chairperson of the three key board committees, which will apply to the current chairs as follows:

●	Mary C. Moran has assumed the chair of the Nominating and Governance Committee for a term that will end at the 2025 annual shareholder meeting;
●	Thalia Meehan’s term as chair of the Compensation Committee will end at the 2024 annual shareholder meeting; and
●	Peter J. Manning’s term as chair of the Audit Committee will end at the 2023 annual shareholder meeting.

The Company expects to announce its fourth quarter and year end 2021 financial results during the last week of February. The Company’s 2022 annual meeting of stockholders has not yet been scheduled, and stockholders are not required to take any action at this time.

About Safety: Safety Insurance Group, Inc., based in Boston, MA, is the parent of Safety Insurance

Company, Safety Indemnity Insurance Company, Safety Property and Casualty Insurance Company, and Safety Northeast Insurance Company. Operating exclusively in Massachusetts, New Hampshire, and Maine, Safety is a leading writer of property and casualty insurance products, including private passenger automobile, commercial automobile, homeowners, dwelling fire, umbrella and business owner policies.

Additional Information: Press releases, announcements, U. S. Securities and Exchange Commission (“SEC”) Filings and investor information are available under “About Safety,” “Investor Information” on our Company website located at www.SafetyInsurance.com. Safety filed its December 31, 2020 Form 10-K with the SEC on February 26, 2021 (“2021 Form 10-K”) and urges shareholders to refer to this document for more complete information concerning Safety’s financial results. The Company intends to file a proxy statement on Schedule 14A, an accompanying WHITE proxy card and other relevant documents with the SEC in connection with such solicitation of proxies from the Company’s stockholders for the Company’s 2022 annual meeting of stockholders.

Certain Information Regarding Participants: The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Company’s 2022 Annual Meeting of Stockholders. Information about the Company’s directors and executive officers is available in the Company’s (a) 2021 Form 10-K and (b) proxy statement with respect to the Company’s 2021 Annual Meeting of Stockholders filed with the SEC. To the extent holdings of the Company’s securities by such directors or executive officers have changed since the amounts printed in the proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the Company’s 2022 Annual Meeting of Stockholders.

Contacts:

Safety Insurance Group, Inc.

Office of Investor Relations

877-951-2522

InvestorRelations@SafetyInsurance.com

Cautionary Statement under "Safe Harbor" Provision of the Private Securities Litigation Reform Act of 1995:

This press release contains, and Safety may from time to time make, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “aim,” “projects,” or words of similar meaning and expressions that indicate future events and trends, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may”. All statements that address expectations or projections about the future, including statements about the Company’s strategy for growth, product development, market position, expenditures and financial results, are forward-looking statements.

Forward-looking statements are not guarantees of future performance. By their nature, forward-looking statements are subject to risks and uncertainties. There are a number of factors, many of which are beyond our control, that could cause actual future conditions, events, results or trends to differ significantly and/or materially from historical results or those projected in the forward-looking statements. These factors include but are not limited to:

●	The competitive nature of our industry and the possible adverse effects of such competition;
●	Conditions for business operations and restrictive regulations in Massachusetts;
●	The possibility of losses due to claims resulting from severe weather;
●	The possibility that the Commissioner of Insurance may approve future rule changes that change the operation of the residual market;
●	The possibility that existing insurance-related laws and regulations will become further restrictive in the future;
●	Our possible need for and availability of additional financing, and our dependence on strategic relationships, among others;
●	The effects of emerging claim and coverage issues on the Company’s business are uncertain, and court decisions or legislative or regulatory changes that take place after the Company issues its policies, including those taken in response to COVID-19 (such as requiring insurers to cover business interruption claims irrespective of terms or other conditions included in the policies that would otherwise preclude coverage), can result in an unexpected increase in the number of claims and have a material adverse impact on the Company's results of operations;
●	The possibility that civil litigation and/or the Commissioner may require additional premium relief payouts related to COVID-19;
●	The impact of COVID-19 and related risks, including on the Company's employees, agents or other key partners, could materially affect the Company's results of operations, financial position and/or liquidity; and
●	Other risks and factors identified from time to time in our reports filed with the SEC, such as those set forth under the caption “Risk Factors” in our Form 10-K for the year ended December 31, 2020 filed with the SEC on February 26, 2021.

We are not under any obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events, or otherwise. You should carefully consider the possibility that actual results may differ materially from our forward-looking statements.